Exhibit 99.1


Comdial Corporation
106 Cattlemen Road
Sarasota, FL 34232
Telephone (941) 554-5000
Facsimile (941) 554-5012

Contact: Ken Clinebell, CFO
(941) 554-5000, ext. 1513

FOR IMMEDIATE RELEASE

                  COMDIAL ANNOUNCES NEW CHIEF EXECUTIVE OFFICER
                     Neil Lichtman succeeds Nickolas Branica

SARASOTA, FL - MARCH 9, 2004 - Comdial Corporation (OTC Bulletin Board:
CMDZ.OB), a leading provider of traditional and IP Telephony solutions for small and medium-sized enterprises, announced today that Neil P. Lichtman, Comdial's president, will succeed Nickolas A. Branica as chief executive officer.

Mr. Branica, having completed Comdial's strategic repositioning and fundamental turnaround, will retire.

Mr. Lichtman joined Comdial as president in January 2004 after a successful 20-year career in the telecommunications industry, most recently as a senior vice president-voice and data services of Inter-Tel, Inc. (NASDAQ: INTL).

Mr. Branica stated, "Over the past three years, Comdial has repositioned the company to better leverage its brand dominance, completed a product development initiative, and significantly reduced its operating cost base. With this work complete, it made sense to hand the reins over to Neil. Neil is a savvy industry veteran who is the right person to lead Comdial's team and to shepherd the company through its upcoming growth opportunities. I will miss working with the capable employees at Comdial, but look forward to taking my own next steps and to spending more time with my family."

Michael Falk, chairman of Comdial's board of directors, commented, "On behalf of the board of directors, I would like to express our sincere gratitude to Nick for his achievements over the past three years. Nick led the company through undoubtedly the most challenging period in its history and has left Comdial in a strong position to capitalize on the IP telephony market growth ahead of us. We anticipate that the Board will call on Nick's expertise in a consulting capacity in the future. Neil Lichtman is well prepared to execute Comdial's growth strategy and leverage the company's repositioning. We are confident about Comdial's ability to capture its future opportunities."

"I am excited at the opportunity to drive the growth of Comdial's new IP telephony solutions through its well established dealer channel and significant installed


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base," said Mr. Lichtman. "Comdial now has the products, the market positioning, the operational foundation and the strategy to become a leader in the IP telephony marketplace. I applaud the tremendous accomplishments that Nick has achieved for Comdial."

ABOUT COMDIAL

Comdial Corporation, headquartered in Sarasota, Florida, develops and markets sophisticated communications solutions for small to mid-sized offices, government, and other organizations. Comdial offers a broad range of solutions to enhance the productivity of businesses, including voice switching systems, voice over IP (VoIP), voice processing and computer telephony integration solutions. For more information about Comdial and its communications solutions, please visit our web site at www.comdial.com .

FORWARD-LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS STATEMENTS THAT MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. INVESTORS AND PROSPECTIVE INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS, INCLUDING COMDIAL CORPORATION'S ABILITY TO OBTAIN ADDITIONAL FUNDING FOR ITS BUSINESS SHOULD SUCH FUNDING BECOME NECESSARY, ITS ABILITY TO MAINTAIN MARKET SHARE AND TO GROW IN A VERY COMPETITIVE MARKET, ITS ABILITY TO DEVELOP TECHNOLOGICALLY ADVANCED PRODUCTS TO KEEP PACE WITH MANY COMPETITORS THAT ARE MUCH LARGER AND HAVE SIGNIFICANTLY MORE RESOURCES THAN COMDIAL, ITS ABILITY TO INTEGRATE ASSETS ACQUIRED FROM SOUNDPIPE INC. INTO ITS BUSINESS IN A COST-EFFICIENT MANNER AND OTHER RISKS ATTENDANT WITH THE ACQUISITION OF ASSETS, LOWER THAN ANTICIPATED DEMAND BROUGHT ABOUT BY CONTINUED WEAKNESS IN TELECOMMUNICATIONS SPENDING, RISK OF DILUTION OF THE COMPANY'S STOCK FROM PRIVATE PLACEMENT INVESTMENTS COMPLETED IN 2002 AND OTHER PRIVATE INVESTMENTS OR PUBLIC OFFERINGS THAT MAY OCCUR FORM TIME TO TIME, FROM THE 2003 ACQUISITION OF THE ASSETS OF SOUNDPIPE INC. AND FROM OTHER OR SIMILAR EVENTS THAT MAY OCCUR IN THE FUTURE, DEPENDENCE ON A RELATIVELY SMALL NUMBER OF LARGE CUSTOMERS, ABILITY TO MAINTAIN NECESSARY ENGINEERING, SALES, MARKETING AND OTHER KEY STAFF MEMBERS, THE RISKS ASSOCIATED WITH THE OUTSOURCING OF ITS MANUFACTURING REQUIREMENTS, INCLUDING INTERNATIONAL RISK FACTORS, ITS ABILITY TO ACHIEVE ITS OPERATIONAL GOALS AND TO GENERATE POSITIVE CASH FLOW, ANY UNFAVORABLE OUTCOME OF PENDING DISPUTES OR LITIGATION, INCLUDING, BUT NOT LIMITED TO INTELLECTUAL PROPERTY INFRINGEMENT CLAIMS THAT ARISE FROM TIME TO TIME AND THE VARIOUS OTHER FACTORS SET FORTH FROM TIME TO TIME IN COMDIAL'S FILINGS WITH THE SEC, INCLUDING, BUT NOT LIMITED TO, COMDIAL'S FORM 10-Q FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003. COMDIAL CORPORATION UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE THE FORWARD-


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LOOKING STATEMENTS MADE IN THIS RELEASE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER
THE DATE OF THIS PRESS RELEASE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.